UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 16, 2019

LAREDO PETROLEUM, INC.
(Exact name of registrant as specified in charter)

Delaware	001-35380	45-3007926
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 W. Sixth Street, Suite 900, Tulsa, Oklahoma	74119
(Address of principal executive offices)	(Zip code)
 Registrant’s telephone number, including area code: (918) 513-4570
Not Applicable
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	LPI	New York Stock Exchange ("NYSE")

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

Laredo Petroleum, Inc. (the "Company") held its 2019 Annual Meeting of Stockholders (the "Annual Meeting") on Thursday, May 16, 2019. At the Annual Meeting, the Company's stockholders approved an amendment (the "Amendment") to the Laredo Petroleum, Inc. Omnibus Equity Incentive Plan (the "Plan") to, among other thing, increase the maximum number of shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), issuable under the Plan from 24,350,000 shares to 29,850,000 shares (the Plan, as amended and restated, the "Amended Incentive Plan"). The Company's Board of Directors (the "Board") had previously approved the Amendment on March 20, 2019, subject to stockholder approval.

The principal terms of the Amended Incentive Plan are described in the Company's proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on March 27, 2019, which description is incorporated herein by reference and is qualified in its entirety by reference to the full text of the Amended Incentive Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company's stockholders were requested to: (1) elect Frances Powell Hawes and Pamela S. Pierce (the "Class III directors") to serve on the Board for terms of office expiring at the Company's 2022 Annual Meeting of Stockholders and thereafter until each of their successors is elected and qualified or his or her earlier resignation or removal; (2) amend the Plan to, among other items, increase the maximum number of shares of the Company's Common Stock issuable under the Plan from 24,350,000 shares to 29,850,000 shares; (3) ratify the selection of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ending December 31, 2019; and (4) approve an advisory (non-binding) resolution regarding the compensation of the Company's named executive officers. As of March 20, 2019, the record date for the Annual Meeting, there were 239,204,959 shares of Common Stock outstanding and entitled to vote at the Annual Meeting and a total of 216,757,437 (approximately 90.6%) were represented in person or by proxy at the Annual Meeting, constituting a quorum. The following are the final voting results on proposals considered and voted upon at the Annual Meeting, each of which is more fully described in the Company's proxy statement filed on March 27, 2019:
1. Each of the Class III directors were elected to the Board to serve a three-year term expiring at the Company's 2022 Annual Meeting of Stockholders and thereafter until each of their successors is elected and qualified or his or her earlier resignation or removal. Votes regarding the election of these directors were as follows:

NOMINEE	VOTES FOR	WITHHELD	BROKER NON-VOTES
Frances Powell Hawes	192,728,795	2,455,314	21,573,328
Pamela S. Pierce	189,609,993	5,574,116
2. The voting results for the Amendment to the Plan to, among other items, increase the maximum number of shares of the Company's Common Stock issuable under the Plan from 24,350,000 shares to 29,850,000 shares were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
127,114,414	67,771,707	297,988	21,573,328
3. Grant Thornton LLP was ratified as the Company's independent registered public accounting firm for the year ending December 31, 2019. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
214,225,230	2,380,955	151,252	0
4. The voting results for the advisory (non-binding) resolution regarding the compensation of the Company's named executive officers were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
126,241,399	59,591,814	9,350,896	21,573,328

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
10.1	Laredo Petroleum, Inc. Omnibus Equity Incentive Plan, as amended and restated as of May 16, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAREDO PETROLEUM, INC.

Dated: May 16, 2019	By:	/s/ Michael T. Beyer
Michael T. Beyer
Senior Vice President & Chief Financial Officer